Note Payable	12 Months Ended
Jun. 30, 2016
Debt Disclosure [Abstract]
Note Payable

NOTE 5 – NOTE PAYABLE

The note payable is comprised of the following at:

	June 30,
	2016	2015
Note payable	$2,712,787	$2,000,000
Less: unamortized loan discount	(154,462)	(277,070)
Less: unamortized debt issuance costs	(79,605)	(102,641)
Total Note Payable, net	$2,478,720	$1,620,289

On June 10, 2014, the Company entered into a Note Purchase Agreement (“Agreement”) with Pacific Investment Management Company (“PIMCO”) that authorized the issuance of up to $2,500,000. On June 12, 2014, the Company entered into a Senior Secured Note (“Note”) whereby the Company drew $1,500,000. The note bears interest at 14% and an effective interest rate of 21%. This Note is collateralized by all of the assets of the Company.

On February 6, 2015, the Company drew down an additional $500,000 of funds on the PIMCO Note Payable. Following the February 6, 2015 draw, the principal balance payable on the PIMCO note is $2,000,000, and the Company has an additional $500,000 available to draw on this loan facility. The full principal balance outstanding related to this note is due on July 12, 2017. Subsequently, the parties reached an agreement to treat the interest as Payment in Kind (PIK) and add the interest to the amount of the loan on a quarterly basis. This, in effect, increased the amount of the loan.

The Note includes various covenants, including but not limited to, having annual audited financial statements within 90 days of the end of the fiscal year. At June 30, 2016, the Company is in compliance with all covenants.

In connection with the Note, the Company granted warrants to acquire up to 10% of the Company’s capital stock based on an aggregate enterprise fair market value of $15.0 million. The Company valued the warrants using the Black-Scholes option pricing model with the following variables: annual dividend yield of 0%; expected life of 10 years; risk free rate of return of 2.92%; and expected volatility of 0%. The Company estimated the value of the warrants to be $377,480, which is recorded as a loan discount and is being amortized under the effective interest method to interest expense over the term of the loan.